UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Soliciting Material Pursuant to §240.14a-12

SOURCE CAPITAL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SOURCE CAPITAL, INC.

11400 West Olympic Boulevard, Suite 1200
Los Angeles, California 90064-1550

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on Monday, May 1, 2006

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Source Capital, Inc. (the "Fund"), will be held at Il Moro Ristorante, 11400 West Olympic Boulevard, Los Angeles, California 90064, on Monday, May 1, 2006, at 10:00 a.m. Pacific Time, to consider and vote on the following matters:

1. Election of four directors by the holders of Common Stock, $1.00 par value ("Common Stock"), and election of two directors by the holders of $2.40 Cumulative Preferred Stock, $3.00 par value ("Preferred Stock");

2. Continuation of the Current Advisory Agreement;

3. Approval of a New Advisory Agreement with a new adviser proposed to take effect on or about October 1, 2006; and

4. Such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

Your Directors recommend that you vote FOR all items.

March 3, 2006, has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting, and only holders of Common Stock and Preferred Stock of record at the close of business on that date will be entitled to vote.

By Order of the Board of Directors

SHERRY SASAKI

Secretary

March 30, 2006

IT IS REQUESTED THAT YOU PROMPTLY EXECUTE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE THUS ENABLING THE FUND TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE THE ENCLOSED PROXY BY TELEPHONE OR OVER THE INTERNET. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

IMPORTANT NEWS
FOR FUND SHAREHOLDERS

While we encourage you to read the full text of the enclosed Proxy Statement, for your convenience, we have provided a brief overview of the matters to be voted upon.

Questions and Answers

Q. What am I being asked to vote "FOR" in this proxy?

A. You are being asked to vote in favor of election of four directors to the Board of Directors, if you are a holder of Common Stock. You are being asked to vote in favor of election of two directors to the Board of Directors, if you are a holder of Preferred Stock. You are also being asked to approve the continuation of the current advisory agreement. Finally, you are being asked to approve a new advisory agreement with a new adviser who may succeed to the current adviser's business on or about October 1, 2006, upon termination of the Fund's current advisory agreement.

Q. Why am I being asked to vote in favor of election of certain directors to the Board of Directors?

A. The provisions of the Investment Company Act of 1940, or the 1940 Act, require that directors of closed-end funds, like your Fund, are required to be elected annually by the shareholders. The Board of Directors recommends that you vote for the nominated directors.

Q. Why am I being asked to approve the continuation of the current advisory agreement?

A. The continuation of the current advisory agreement to April 30, 2006 was approved by shareholders of your Fund on May 2, 2005. The current advisory agreement provides that it may be renewed from year to year by (i) the Board of Directors of the Fund or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of your Fund, and (ii) by the vote of a majority of directors who are not interested persons (as defined in the 1940 Act) of your Fund or of the adviser. The continuance of the current advisory agreement through April 30, 2007, or its earlier termination, has been approved by the Board of Directors and by a majority of the independent board members. The Board of Directors recommends your approval of such continuance.

Q. Why am I being asked to approve a new advisory agreement?

A. The principals and key investment professionals of your Fund's current investment adviser, First Pacific Advisors, Inc. ("FPA"), entered into an agreement in 2004 that gives them the option to form and operate a new management-owned investment advisory firm, named Resolute, LLC ("Resolute"). Under this agreement, in July of this year Resolute can, among other things, exercise an option to purchase the operating assets of FPA and the name "First Pacific Advisors" and hire all of the existing employees of FPA. In addition, Resolute is allowed to contact current clients of FPA, including this Fund, and request they become clients of Resolute. It is expected that Resolute will exercise the option in July 2006 and that its purchase of FPA's operating assets will ultimately take effect on or about October 1, 2006. In anticipation of these transactions, your Fund's Board of Directors has approved a new investment advisory agreement with Resolute and recommends that you approve it also. If shareholders approve this new advisory agreement and Resolute exercises its option, the Board intends to terminate the existing advisory agreement with FPA as of the time when Resolute's purchase of FPA's operating assets takes effect on or about October 1, 2006. If shareholders do not approve the new agreement and Resolute still decides to exercise its option, the Board of Directors would take appropriate action in the best interests of all shareholders.

Q. How does the proposed new advisory agreement differ from my Fund's current advisory agreement?

A. The proposed new advisory agreement is identical to your Fund's current advisory agreement. The Proxy Statement more fully describes the proposed new advisory agreement.

Q. Will total fees for advisory and administrative services increase?

A. No. The total fees charged for advisory and administrative services will be at the same rates currently paid by the Fund.

Q. Will there be any adviser changes?

A. Upon the approval by the shareholders of your Fund and the consummation of the transaction described in the foregoing, your Fund's current advisory agreement with FPA will be terminated and a new investment advisory agreement will be entered into between your Fund and Resolute on or about October 1, 2006. Resolute is owned by the current principals and key investment professionals of your Fund's current adviser, FPA.

Q. How does the Board of Directors suggest I vote in connection with the proposals?

A. After careful consideration, the Board of Directors, including a majority of the independent board members, recommends that you vote FOR the election of the nominees to the Board of Directors; FOR the continuation of the current advisory agreement; and FOR the new current advisory agreement.

Q. Will my vote make a difference?

A. Your vote is needed to ensure that the proposals can be acted upon. We encourage all shareholders to participate in the governance of their Fund.

Q. What voting rights do I have?

A. The holders of the Preferred Stock, as a separate class, are entitled to elect two directors, and the holders of Common Stock, as a separate class, are entitled to elect the remaining four directors. The Preferred and Common shareholders will vote together on all other proposals.

Q. Is my Fund paying for preparation, printing and mailing of this proxy?

A. No, all costs borne by your Fund in connection with this proxy solicitation will be reimbursed by Resolute, whether or not the proposals are successful.

Q. Whom do I call if I have questions?

A. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call 800-982-4372.

Q. How do I vote my shares?

A. You can vote your shares by attending the meeting, or if you do not expect to attend, by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide.

It is important that you vote promptly.

SOURCE CAPITAL, INC.

11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064-1550

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the "Board" or "Board of Directors", and each member of the Board, a "Director") of Source Capital, Inc. (the "Fund"), of proxies to be voted at the annual meeting of shareholders of the Fund to be held at 10:00 a.m. (Los Angeles time) on Monday, May 1, 2006, at Il Moro Ristorante, 11400 West Olympic Boulevard, Los Angeles, California 90064 (the "Meeting"), and at any and all adjournments thereof. The Meeting will be held for the purposes set forth in the accompanying Notice. This Proxy Statement and the accompanying materials are being mailed by the Board on or about March 30, 2006.

The Fund is organized as a Delaware corporation. In addition, the Fund is a registered investment company.

If you hold shares in your name as a record holder, you may vote your shares by proxy through the mail, telephone, or Internet as described on the proxy card. If you submit your proxy via the Internet, you may incur costs such as telephone and Internet access charges. Submitting your proxy will not limit your right to vote in person at the Meeting. A properly completed and submitted proxy will be voted in accordance with your instructions, unless you subsequently revoke your instructions. If you submit a signed proxy card without indicating your vote, the person voting the proxy will vote your shares according to the Board's recommendations thereon. Proxy solicitation will be principally by mail but may also be made by telephone or personal interview conducted by officers and regular employees of First Pacific Advisors, Inc., the Fund's investment adviser ("FPA"), or Mellon Investor Services LLC , the Fund's Transfer Agent, and the Fund reserves the right to retain outside agencies for the purpose of soliciting proxies. The cost of solicitation of proxies will be borne by Resolute, LLC ("Resolute"), your Fund's proposed new investment adviser, which will reimburse banks, brokerage firms, nominees, fiduciaries, and other custodians for reasonable expenses incurred by them in sending the proxy material to beneficial owners of shares of the Fund. This Proxy Statement was first mailed to shareholders on or about March 30, 2006. The Fund's annual report to shareholders for the year ended December 31, 2005, may be obtained upon written request made to the Secretary of the Fund.

On March 3, 2006 (the record date for determining shareholders entitled to notice of and to vote at the Meeting), there were 8,471,818 shares of Common Stock and 1,969,212 shares of Preferred Stock outstanding. On February 28, 2006, the net assets of the Fund were $641,478,637. Shareholders of both classes are entitled to one vote per share and vote together as a single class unless otherwise indicated in the description of a proposal. No person is known by management to own beneficially or of record as much as 5% of the outstanding Common Stock or as much as 5% of the outstanding Preferred Stock.

SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

Proposal	Common Shareholders	Preferred Shareholders
1. Election of 6 Directors	Elect 4 Directors	Elect 2 Directors

2. Continuation of the Current Advisory Agreement	Common and Preferred shareholders vote as a single class.

3. Approval of a New Advisory Agreement	Common and Preferred shareholders vote as a single class.

4. Other Matters	Common and Preferred shareholders vote as a single class.

Annual reports are sent to shareholders of record of the Fund following the Fund's fiscal year end. The Fund will furnish, without charge, a copy of its annual report and most recent quarterly report succeeding the annual report, if any, to a shareholder upon request. Such written or oral requests should be directed to the Fund at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064-1550, or call (800) 982-4372, except from Alaska, Hawaii, and Puerto Rico (where you may call collect (310) 473-0225). Please note that only one annual report or Proxy Statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or the Proxy Statement, or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Fund at the address and phone number set forth above.

1. ELECTION OF THE BOARD OF DIRECTORS

At the Meeting, six directors are to be elected to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified. The holders of the Preferred Stock, as a separate class, are entitled to elect two directors, and the holders of Common Stock, as a separate class, are entitled to elect the remaining directors. Shares of both classes have cumulative voting rights, which means that, with regard to the election of directors only, each shareholder has the right to cast a number of votes equal to the number of shares owned multiplied by the number of directors to be elected by that class of stock, and each shareholder may cast the whole number of votes for one candidate or distribute such votes among candidates as such shareholder chooses. Unless otherwise instructed, the proxy holders intend to vote proxies received by them for the six nominees named below, reserving the right, however, to cumulate such votes in each class and distribute them among nominees at the discretion of the proxy holders. The affirmative votes of a majority of the shares of each class present in person or represented by proxy at the meeting are required to elect each director to be elected by that class. The following schedule sets forth certain information regarding each nominee for election as director.

Name, Address* & Age	Position With Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During Past 5 Years	Number of FPA Fund Boards on Which Director Serves	Other Directorships Held by Directors
"Non-Interested" Directors

Willard H. Altman, Jr., 70 (1,2,3)	Director	1998	Former Partner of Ernst & Young LLP, a public accounting firm. Director/Trustee of FPA Capital Fund, Inc., of FPA New Income, Inc., of FPA Paramount Fund, Inc., of FPA Perennial Fund, Inc., and of FPA Funds Trust (4). Vice President of Evangelical Council for Financial Accountability, an accreditation organization for Christian non-profit entities, from 1995 to 2002.	6	0

Thomas P. Merrick, 68	Director	2006	Private consultant. President of Strategic Planning Consultants for more than the past five years. Former Executive Committee member and Vice President of Fluor Corporation, responsible for strategic planning, from 1984 to 1998.	1	0

David Rees, 82 (1,2)	Director	1968	Private investor. Director and formerly President and Chief Executive Officer of the International Institute of Los Angeles. Formerly, until 1995, the Senior Editor of Los Angeles Business Journal for more than the preceding five years.	1	1

Paul G. Schloemer, 77 (1,2,3)	Director	1999	Retired. President and Chief Executive Officer (1984-1993) of Parker Hannifin Corporation (a manufacturer of motion control products).	1	0

Lawrence J. Sheehan, 73 (1,2)	Director	1991	Retired. Formerly partner (1969 to 1994) and of counsel employee (1994-2002) of the law firm of O'Melveny & Myers LLP. Director/Trustee of FPA Capital Fund, Inc., of FPA New Income Inc., of FPA Perennial Fund, Inc., and of FPA Funds Trust; and Director nominee of FPA Paramount Fund, Inc. (4).	5	0

Name, Address* & Age	Position With Fund	Year First Elected as Director of the Fund	Principal Occupation(s) During Past 5 Years	Number of FPA Fund Boards on Which Director Serves	Other Directorships Held by Directors
"Interested" Directors

Eric S. Ende, 61**	Director, President & Chief Investment Officer	2000	Senior Vice President of FPA for more than the past five years. Director, President and Portfolio Manager of FPA Paramount Fund, Inc. and of FPA Perennial Fund, Inc., and Vice President of FPA Capital Fund, Inc., of FPA New Income, Inc., and of FPA Funds Trust (4).	3	0

  *  The address for each director is 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064.

  **  "Interested person" within the meaning of the Investment Company Act of 1940 ("Act" or "1940 Act") by virtue of his affiliation with FPA.

  (1)  Member of the Audit Committee of the Board of Directors.

  (2)  Member of the Nominating Committee of the Board of Directors.

  (3)  Director elected by the holders of the Preferred Stock.

  (4)  FPA Capital Fund, Inc., FPA New Income, Inc., FPA Paramount Fund, Inc., FPA Perennial Fund, Inc., and FPA Funds Trust's FPA Crescent Fund are other investment companies advised by FPA ("FPA Funds"). See "Information Concerning FPA" herein.

All nominees have consented to being named in this Proxy Statement and have indicated their intention to serve if elected. Should any nominee for director withdraw or otherwise become unavailable for reasons not presently known, it is intended that the proxy holders will vote for the election of such other person or persons as the Board of Directors may designate.

The Board of Directors has designated the four members identified by footnote (1) to the preceding table as the Audit Committee of the Board. All members of the Audit Committee are "independent," as that term is defined in the applicable listing standards of the New York Stock Exchange ("NYSE"). No member is considered an "interested person" of the Fund within the meaning of the 1940 Act. The Audit Committee makes recommendations to the Board of Directors concerning the selection of the Fund's independent registered public accounting firm and reviews with such firm the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls and compliance by the Fund with the accounting, recording, and financial reporting requirements of the 1940 Act. The Audit Committee met four times during the last fiscal year. The responsibilities of the Audit Committee are set forth in the Audit Committee Charter, a copy of which is attached as Exhibit A hereto.

The Board recommends that shareholders vote FOR the nominated directors.

AUDIT COMMITTEE REPORT

To the Board of Directors
of Source Capital, Inc.:  February 6, 2006

Our Committee has reviewed and discussed with management of the Fund and Deloitte & Touche LLP, the independent registered public accounting firm of the Fund, the audited financial statements of the Fund as of December 31, 2005, and the financial highlights for the year then ended (the "Audited Financial Statements"). In addition, we have discussed with Deloitte & Touche LLP the matters required by Codification of Statements on Auditing Standards No. 61 regarding communications with audit committees.

The Committee also has received and reviewed the written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee), and we have discussed with that firm its independence from the Fund. We also have discussed with management of the Fund and the independent registered public accounting firm such other matters and received such assurances from them as we deemed appropriate.

Management is responsible for the Fund's internal controls and the financial reporting process. Deloitte & Touche LLP is responsible for performing an independent audit of the Fund's financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Committee's responsibility is to monitor and oversee these processes.

Based on the foregoing review and discussions and a review of the report of Deloitte & Touche LLP with respect to the Audited Financial Statements, and relying thereon, we have recommended to the Fund's Board of Directors the inclusion of the Audited Financial Statements in the Fund's Annual Report to Shareholders for the year ended December 31, 2005, for filing with the Securities and Exchange Commission.

Audit Committee:

David Rees, Chairman
Willard H. Altman, Jr.
Paul G. Schloemer
Lawrence J. Sheehan

The Board of Directors has designated the four members identified by footnote (2) to the preceding table as the Nominating Committee. All members of the Nominating Committee are "independent," as that term is defined in the applicable listing standards of the NYSE. No member is considered an "interested person" of the Fund within the meaning of the 1940 Act. The Nominating Committee recommends to the full Board of Directors nominees for election as directors of the Fund to fill vacancies on the Board, when and as they occur. While the Nominating Committee expects to be able to identify from its own resources an ample number of qualified candidates, it will review recommendations from shareholders of persons to be considered as nominees to fill future vacancies. The determination of nominees recommended by the Nominating Committee is within the sole discretion of the Nominating Committee, and the final selection of nominees is within the sole discretion of the Board. Therefore, no assurance can be given that persons recommended by shareholders will be nominated as directors. The Nominating Committee currently has no charter. The Nominating Committee met four times during the last fiscal year.

During 2005, the Board of Directors held six meetings. Each director attended more than 75% of the aggregate of (1) the total number of meetings of the Board of Directors and (2) the total number of meetings held by all Committees of the Board on which they served.

The Fund's directors and officers are required to file reports with the Securities and Exchange Commission and the NYSE concerning their ownership and changes in ownership of the Fund's Common and Preferred Stock. Based on its review of such reports, the Fund believes that all filing requirements were met by its directors and officers during 2005.

During 2005, the Fund did not pay any salaries directly to officers but paid an investment advisory fee to FPA as described herein. The following information relates to director compensation. Each director who was not an interested person of FPA was compensated by the Fund at the rate of $20,000 per year plus a fee of $1,250 per day for Board of Directors or Committee meetings attended, and a fee of $500 per day for Special Board of Directors or Committee meetings held via telephone conference. The five directors who were not interested persons of FPA received total directors' fees of $130,000 for 2005. Each such director is also reimbursed for out-of-pocket expenses incurred as a director.

Name	Aggregate Compensation* From the Fund	Total Compensation* From All FPA Funds, Including the Fund
"Non-Interested" Directors
Willard H. Altman, Jr.	$26,250	$75,000	**
Wesley E. Bellwood (retired February 6, 2006)	25,000	25,000
Thomas P. Merrick (elected February 7, 2006)	0	0
David Rees	26,250	26,250
Paul G. Schloemer	26,250	26,250
Lawrence J. Sheehan	26,250	65,000	***
"Interested" Directors
Eric S. Ende	0	0

  *  No pension or retirement benefits are provided to Directors by the Fund or the FPA Funds.

  **  Includes compensation from the Fund and from five open-end investment companies.

  ***  Includes compensation from the Fund and from four open-end investment companies.

Fund Shares Owned by Directors as of March 3, 2006*

Name	Dollar Range of Fund Shares Owned	Aggregate Dollar Ranges of Shares Owned in All FPA Funds Overseen by Director
"Non-Interested" Directors
Willard H. Altman, Jr.	Over $100,000	Over $100,000
Thomas P. Merrick	$10,001 to $50,000	$10,001 to $50,000
David Rees	Over $100,000	Over $100,000
Paul G. Schloemer	Over $100,000	Over $100,000
Lawrence J. Sheehan	Over $100,000	Over $100,000
"Interested" Directors
Eric S. Ende	Over $100,000	Over $100,000

  *  All officers and directors of the Fund as a group owned beneficially less than 1% of the outstanding shares of Common Stock and Preferred Stock the Fund.

The following information relates to the executive officers of the Fund who are not directors of the Fund. Each officer also serves as an officer of FPA. The business address of each of the following officers is 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064-1550.

Name and Position With Fund	Principal Occupation During Past Five Years	Age	Officer Since
Steven R. Geist (Senior Vice President & Fixed-Income Manager)	Vice President of FPA for more than the past five years. Mr. Geist also serves as Executive Vice President and Portfolio Manager of FPA Paramount Fund, Inc. and of FPA Perennial Fund, Inc.	52	1996

J. Richard Atwood (Treasurer)	Director, Principal, and Chief Operating Officer for more than the past five years of FPA; and Director, President, Chief Executive Officer, Chief Financial Officer and Treasurer for more than the past five years, and Chief Compliance Officer (since August 2004), of FPA Fund Distributors, Inc. ("Fund Distributors"). Mr. Atwood also has served as Treasurer of FPA Capital Fund, Inc., of FPA New Income, Inc., of FPA Paramount Fund, Inc., of FPA Perennial Fund, Inc., and of FPA Funds Trust.	45	1997

Sherry Sasaki (Secretary)	Assistant Vice President and Secretary of FPA for more than the past five years, and Secretary of Fund Distributors for more than the past five years. Ms. Sasaki also serves as Secretary of FPA Capital Fund, Inc., of FPA New Income, Inc., of FPA Paramount Fund, Inc., FPA Perennial Fund, Inc., and of FPA Funds Trust.	51	1982

Christopher H. Thomas (Chief Compliance Officer)	Vice President for more than the past five years and Chief Compliance Officer (since August 2004) of FPA; Director, Vice President and Controller for more than the past five years of Fund Distributors; and Chief Compliance Officer of each FPA Fund (since August 2004). Controller of FPA from March 1995 to December 2005; and Assistant Treasurer of each FPA Fund from April 1995 (except FPA Funds Trust from September 2002) to February 2006.	49	1995

Information Concerning Independent Registered Public Accounting Firm

The Board of Directors, including a majority of the Directors who are not considered "interested persons" of the Fund as defined in the 1940 Act (the "Independent Board Members"), has selected Deloitte & Touche LLP to serve as the Fund's independent registered public accounting firm for the fiscal year ending December 31, 2006. The employment of such firm is conditioned upon the right of the Fund, by vote of a majority of its outstanding voting securities, to terminate such employment forthwith without any penalty. Deloitte & Touche LLP has served as the independent registered public accounting firm for the Fund since November 11, 2002. Representatives of Deloitte & Touche LLP are expected to be present at the Meeting, with the opportunity to make a statement if they desire to do so, and such representatives are expected to be available to respond to any appropriate questions from shareholders.

Audit Fees

Aggregate fees paid to Deloitte & Touche LLP for professional services for the audit of the Fund's 2005 annual financial statements during the fiscal year ended December 31, 2005, and the reviews of the financial statements included in the Fund's filings on Form N-SAR for that fiscal year, were $30,000.

All Other Fees

Aggregate fees for all other services by Deloitte & Touche LLP to the Fund during the fiscal year were $6,050 in connection with preparation and review of 2005 federal and state tax returns for the Fund.

2. CONTINUATION OF THE CURRENT ADVISORY AGREEMENT

FPA, a Massachusetts corporation, maintains its principal office at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064-1550. It provides investment management and advisory services to the Fund pursuant to an investment advisory agreement, dated October 23, 2000 (the "Current Advisory Agreement"), the continuation of which to April 30, 2006 was approved by shareholders of the Fund on May 2, 2005. The Current Advisory Agreement provides that it may be renewed from year to year by (i) the Board of Directors of the Fund or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund, and (ii) by the vote of a majority of Independent Board Members cast in person at a meeting called for the purpose of voting on such approval. The continuance of the Current Advisory Agreement through April 30, 2007, or its earlier termination due to the Transaction (as defined below), has been approved by the Board of Directors and by a majority of the Independent Board Members. The Board of Directors recommends approval by shareholders of such continuance.

Under the Current Advisory Agreement, the Fund retains FPA to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. FPA agrees to obtain and evaluate economic, statistical, and financial information to formulate and implement the Fund's investment programs. In addition to providing management and investment advisory services, FPA furnishes office space, facilities, and equipment. It also compensates all officers and other personnel of the Fund, except directors who are not affiliated with FPA.

For providing these services, FPA receives a monthly fee equal to 1/12 of the annualized percentage indicated below of total net assets. The annualized percentage is determined by the total net assets of the Fund on the last business day of each month, in accordance with the following table:

0.725% for the first $100 million of total net assets;

0.700% for the next $100 million of total net assets; and

0.675% for the total net assets over $200 million.

This fee is higher than the fee paid by some other investment companies and lower than others. For 2005, FPA received $4,085,454 in advisory fees from the Fund. The Fund's average net assets during the fiscal year were $593,794,076. The total net assets of the Fund were $619,973,031 on December 31, 2005.

FPA provides, at its expense, personnel to serve as officers of the Fund and office space, facilities, and equipment for managing the affairs of the Fund. All other expenses incurred in the operation of the Fund are borne by the Fund. Expenses incurred by the Fund include brokerage commissions on portfolio transactions, fees and expenses of directors who are not affiliated with FPA, taxes, transfer agent fees, dividend disbursement and reinvestment and custodian fees, auditing and legal fees, the cost of printing and mailing reports and proxy materials to shareholders, expenses of printing and engraving stock certificates, expense of trade association memberships, and advertising and public relations expenses. No advertising or public relations expenses have been incurred by the Fund except in connection with shareholder relations and shareholder communications.

The Current Advisory Agreement includes a provision for a reduction in the advisory fees payable to FPA in the amount by which certain defined operating expenses of the Fund for any fiscal year exceed 1.5% of the first $30 million of average total net assets of the Fund, plus 1% of the remaining average total net assets. Operating expenses, as defined in the Current Advisory Agreement, exclude interest, taxes, any expenditures for supplemental statistical and research information, any uncapitalized legal expenses relating to specific portfolio securities or any proposed acquisition or disposition thereof, and extraordinary expenses such as those of litigation, merger, reorganization, or recapitalization. All expenditures, including costs incurred in connection with the purchase, holding, or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. This expense limitation provision does not require any payment by FPA beyond the return of the advisory fees for a fiscal year.

The Current Advisory Agreement provides that FPA shall have no liability to the Fund or any shareholders of the Fund for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by FPA of its duties under the Current Advisory Agreement, except for liability resulting from willful misfeasance, bad faith, or negligence on the part of FPA or the reckless disregard of its duties under the Current Advisory Agreement. The Current Advisory Agreement may be terminated without penalty by the Board of Directors or the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Fund upon 60 days' written notice to FPA or by FPA upon like notice to the Fund. The Current Advisory Agreement will automatically terminate in the event of its assignment, as that term is defined in the 1940 Act.

In determining whether to renew the Current Advisory Agreement, the Independent Board Members met separately to evaluate information provided by FPA in accordance with the 1940 Act and to determine their recommendation to the full Board of Directors. The Board considered a variety of factors, including the quality of advisory, management, and accounting services provided to the Fund, the fees and expenses borne by the Fund, the profitability of FPA, and the investment performance of the Fund, as well as the performance of a peer group of investment companies. The Fund's advisory fee and expense ratio was also considered in light of the advisory fees and expense ratios of a peer group of investment companies. The Board noted the Fund's superior investment results and the quality and depth of FPA and its investment and administrative personnel. The Board also took into consideration the benefits derived by FPA from arrangements under which it receives research services from brokers to whom the Fund's brokerage transactions are allocated, as described below under "Portfolio Transactions and Brokerage." Based upon its consideration of these and other relevant factors, the Board concluded that the advisory fees and other expenses paid by the Fund are fair and shareholders have received reasonable value in return for such fees and expenses. Thus, the Board of Directors recommends that shareholders approve the continuance of the Current Advisory Agreement.

Portfolio Transactions and Brokerage

Under the Current Advisory Agreement, FPA makes decisions to buy and sell securities for the Fund, selects broker-dealers, and negotiates commission rates or net prices. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed better prices and executions are available elsewhere. Portfolio transactions are effected with broker-dealers selected for their abilities to give prompt execution at prices which are favorable to the Fund. If these primary considerations are met, agency transactions for the Fund are typically placed with brokers which provide brokerage and research services to the Fund or FPA at commission rates considered to be reasonable, although higher than the lowest brokerage rates available. No formula for such allocation exists. The Fund thus bears the cost of such services. While research services may be useful to supplement other available investment information, the receipt thereof does not necessarily reduce the expenses of FPA. The Fund does not pay any mark-up over the market price of securities acquired in principal transactions with dealers. Any solicitation fees which are received by FPA in connection with a tender of portfolio securities of the Fund in acceptance of an exchange or tender offer are applied to reduce the advisory fees payable by the Fund.

The Current Advisory Agreement includes direct authorization for FPA to pay commissions on securities transactions to broker-dealers furnishing research services in an amount higher than the lowest available rate, if FPA determines in good faith that the amount is reasonable in relation to the brokerage and research services provided (as required by Section 28(e) of the Securities Exchange Act of 1934), viewed in terms of the particular transaction or FPA's overall responsibilities with respect to accounts as to which it exercises investment discretion. The term brokerage and research services is defined to include advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, the availability of securities or purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors, and trends, portfolio strategy and performance of accounts, and effecting securities transactions and performing functions incidental thereto, such as clearance, settlement, and custody.

FPA also places portfolio transactions for other advisory accounts, including other investment companies. Research services furnished by broker-dealers which effect securities transactions for the Fund may be used by FPA in servicing all of its advisory accounts and not all such research services may be used by FPA in the management of the Fund's portfolio. Conversely, research services furnished by broker-dealers which effect securities transactions for other advisory accounts may be used by FPA in the management of the Fund. In the opinion of FPA, it is not possible to measure separately the benefits from research services to each advisory account. Because the volume and nature of the trading activities of the advisory accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each advisory account for brokerage and research services will vary. In the opinion of FPA, however, total commissions paid by the Fund are not disproportionate to the benefits received by it on a continuing basis. During 2005, brokerage commissions paid by the Fund totaled $374,972 of which $349,495 was paid on transactions having a total value of $256,500,876 to broker-dealers selected because of research services provided to FPA.

FPA seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities purchased or sold by the Fund. In making such allocations, the main factors considered by FPA are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending the investment.

Information Concerning FPA

The Current Advisory Agreement permits FPA to render advisory services to others, and FPA also serves as investment adviser to FPA Capital Fund, Inc., FPA New Income, Inc., FPA Paramount Fund, Inc., FPA Perennial Fund, Inc. and FPA Funds Trust's FPA Crescent Fund, open-end investment companies. See "Other Information Concerning FPA and Resolute". FPA also advises institutional accounts. FPA had total assets under management of approximately $10 billion at December 31, 2005.

FPA is a wholly owned subsidiary of Old Mutual (US) Holdings Inc. (formerly known as United Asset Management Corporation) ("OMH"). OMH is a holding company principally engaged, through affiliated firms, in providing institutional investment management. In September 2000, OMH was acquired by, and subsequently became a wholly owned subsidiary of Old Mutual plc, a United Kingdom-based financial services group with substantial asset management, insurance, and banking businesses. The common stock of Old Mutual plc is listed on the London Stock Exchange. No person is known by Old Mutual plc to own or hold with power to vote 25% or more of the outstanding shares of Old Mutual plc common stock.

The directors and principals of FPA are the following persons: J. Richard Atwood, Chief Operating Officer of FPA; and Robert L. Rodriguez, Chief Executive Officer of FPA. The principal occupation of Mr. Atwood is described in the preceding table. Mr. Rodriguez, 57, serves as director, President and Chief Investment Officer of FPA Capital Fund, Inc. and of FPA New Income, Inc., respectively, and as director of Fund Distributors. The business address of Messrs. Atwood and Rodriguez is 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064-1550.

The Board recommends that shareholders vote FOR the continuation of the Current Advisory Agreement.

3. APPROVAL OF A NEW ADVISORY AGREEMENT PROPOSED TO TAKE EFFECT ON OR ABOUT OCTOBER 1, 2006

At the Meeting, you will be asked to approve a new investment advisory agreement (the "New Advisory Agreement") between the Fund and a new investment adviser, Resolute, LLC ("Resolute"), that was founded and is owned by the current principals and key investment professionals of FPA (the "Key Principals"). Pursuant to the Transaction (described below), Resolute is expected to commence providing advisory services on or about October 1, 2006. The New Advisory Agreement would take effect if and when the Transaction is consummated. A general description of the proposed New Advisory Agreement and a general comparison of the proposed New Advisory Agreement and Current Advisory Agreement are included below. The form of the New Advisory Agreement is attached hereto as Exhibit B.

On July 17, 2004, Resolute entered into an option agreement (the "Option Agreement") with Old Mutual (US) Holdings Inc. and FPA pursuant to which Resolute may elect, between July 1, 2006 and August 1, 2006, to purchase various operating assets of FPA, assume the office space of FPA, solicit the employees of FPA to become employees of Resolute, and obtain the right to do business under the name "First Pacific Advisors" (altogether, the "Transaction"). As well, the Option Agreement permits Resolute to solicit the current advisory clients of FPA, including the Fund, to become clients of Resolute. If Resolute exercises its option under the Option Agreement, the Transaction would be consummated on or soon after October 1, 2006 (the "Closing Date"). For additional information regarding the Transaction, please see "Other Information Regarding the Option Agreement and Related Transaction" below.

If the Transaction is consummated, Resolute would offer advisory services to clients who choose to retain Resolute as their investment adviser with the same internal resources and key personnel as currently provided by FPA. In anticipation of the Transaction, members of the Board met in person on February 6, 2006 for the purpose of, among other things, considering whether it would be in the best interests of the Fund and its shareholders to approve the New Advisory Agreement between the Fund and Resolute. The 1940 Act requires that the New Advisory Agreement be approved by both the Board and by the Fund's shareholders in order for it to become effective. At that Board meeting, and for the reasons described below (see "Board Considerations and Recommendation" below), the Board, including a majority of the Independent Board Members, approved the New Advisory Agreement for the Fund and recommended its approval by the Fund's shareholders. If shareholder approval is obtained and Resolute determines to exercise the option described above, the Board of Directors would intend to terminate the Current Advisory Agreement and enter into the New Advisory Agreement with Resolute, with effect on the Closing Date.

Simultaneously, the board of every other FPA Fund has considered the terms of the Option Agreement and discussed the Transaction. Following these deliberations, the board of each FPA Fund, including a majority of its independent board members, approved a new advisory agreement with Resolute to take effect on the Closing Date and recommended its approval by shareholders.

It is currently expected that if the requisite number of shareholders of one or more FPA Funds vote(s) FOR a new advisory agreement with Resolute, Resolute will exercise its option in July 2006 and the Transaction will be consummated on the Closing Date. In the case that the requisite number of shareholders of every FPA Fund votes AGAINST a new advisory agreement with Resolute, it is expected that Resolute will not exercise its option under the Option Agreement, the Current Advisory Agreement will not be terminated by the Board, the Transaction will not be consummated, and FPA will continue to manage the Fund. Finally, in the event the Transaction is consummated without the approval of the New Advisory Agreement by the shareholders of this Fund, it is expected that FPA will no longer serve as the investment adviser to the Fund and the Fund's Board will take such action as it deems to be in the best interests of the Fund and its shareholders.

New Advisory Agreement

The following description of the New Advisory Agreement is only a summary. You should refer to Exhibit B for the form of New Advisory Agreement, and the description set forth in this Proxy Statement is qualified in its entirety by reference to Exhibit B.

The New Advisory Agreement for the Fund will be dated as of the date of the consummation of the Transaction. It will continue in effect for an initial term of two years and may continue thereafter from year to year if specifically approved at least annually by the vote of a majority of the outstanding voting securities of the Fund, as defined under the 1940 Act, or by a majority of the Board and the vote of a majority of the Independent Board Members, cast in person at a meeting called for such purpose. The other terms of the New Advisory Agreement are identical to the Current Advisory Agreement, including the services to be provided by Resolute, the allocation of charges and expenses, Resolute's compensation and the expense limitation of Resolute, as described below.

Under the New Advisory Agreement, the Fund retains Resolute to manage the investment of the Fund's assets, including placing orders for the purchase and sale of portfolio securities. Resolute agrees to obtain and evaluate economic, statistical, and financial information to formulate and implement the Fund's investment programs. In addition to providing management and investment advisory services, Resolute furnishes office space, facilities, and equipment. It also compensates all officers and other personnel of the Fund, except directors who are not affiliated with it. The Current Advisory Agreement contains identical provisions.

Other than the expenses Resolute specifically assumes under the New Advisory Agreement, the Fund bears all costs of its operation. These costs include brokerage commissions on portfolio transactions, fees and expenses of Independent Board Members, taxes, transfer agent fees, dividend disbursement and reinvestment and custodian fees, auditing and legal fees, the cost of printing and mailing reports and proxy materials to shareholders, expenses of printing and engraving stock certificates, expense of trade association memberships, and advertising and public relations expenses. The Current Advisory Agreement contains identical provisions.

For providing these services, Resolute will receive a monthly fee equal to 1/12 of the annualized percentage indicated below of total net assets. The annualized percentage is determined by the total net assets of the Fund on the last business day of each month, in accordance with the following table:

0.725% for the first $100 million of total net assets;

0.700% for the next $100 million of total net assets; and

0.675% for the total net assets over $200 million.

This fee is higher than the fee paid by some other investment companies and lower than others. For 2005, FPA received $4,085,454 in advisory fees from the Fund. The Fund's average net assets during the fiscal year were $593,794,076. The total net assets of the Fund were $619,973,031 on December 31, 2005. Had Resolute been the adviser during this period, the advisory fees charged to the Fund would have been the same.

The advisory fee in the New Advisory Agreement is reduced in the amount by which certain defined operating expenses of the Fund (including the advisory fee) for any fiscal year exceed 1.50% of the first $30 million of average net assets, plus 1% of the remaining average net assets. Such values are calculated at the close of business on the last business day of each calendar month. Any required reduction or refund is computed and paid monthly. Operating expenses (as defined in the Agreement) exclude interest, taxes, any expenditures for supplemental statistical and research information, any uncapitalized legal expenses relating to specific portfolio securities or any proposed acquisition or disposition thereof, and any extraordinary expenses, such as litigation, merger, reorganization, or recapitalization. All expenditures, including costs connected with the purchase, holding, or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. This expense limitation provision does not require any payment by Resolute beyond the return of the advisory fee paid to it by the Fund for a fiscal year. The Current Advisory Agreement contains identical provisions.

The New Advisory Agreement provides that Resolute does not have any liability to the Fund or any of its shareholders for any error of judgment, any mistake of law or any loss the Fund suffers in connection with matters related to the New Advisory Agreement, except for liability resulting from willful misfeasance, bad faith or negligence on the part of Resolute or the reckless disregard of its duties under the New Advisory Agreement. The New Advisory Agreement may be terminated without penalty upon 60 days' written notice at the option of either party or by the vote of the Fund's shareholders. The New Advisory Agreement automatically terminates in the event of an assignment. The Current Advisory Agreement contains identical provisions.

Portfolio Transactions and Brokerage

Under the New Advisory Agreement, Resolute will make decisions to buy and sell securities for the Fund, select broker-dealers and negotiate commission rates or net prices. In over-the-counter transactions, orders will be placed directly with a principal market maker, unless Resolute believes better prices and executions are available elsewhere. Portfolio transactions will be effected with broker-dealers selected for their abilities to give prompt execution at prices favorable to the Fund. In selecting broker-dealers and in negotiating commissions, Resolute will consider: the best net price available; each firm's reliability, integrity, and financial condition; the size of and difficulty in executing the order; and the value of the firm's expected contribution to the Fund's investment performance on a continuing basis. Accordingly, the net price to the Fund in any transaction may be less favorable than that available from another broker-dealer if the difference is reasonably justified by other aspects of its services. Subject to policies determined by the Fund's Board of Directors, Resolute shall not be deemed to have acted unlawfully or to have breached any duty created by the New Advisory Agreement or otherwise solely because the Fund paid a broker-dealer providing brokerage and research services commissions for effecting a transaction in excess of the commission another broker-dealer would have charged for the same transaction. Resolute will be required to determine in good faith that such commission was reasonable relative to the value of the brokerage and research services provided, considering either that particular transaction or Resolute's overall responsibilities to the Fund. Resolute will further be authorized to allocate orders it places for the Fund to broker-dealers providing products or services that assist in making investment decisions. Resolute will allocate the amounts and proportions of such costs and regularly report on such allocations to the Fund's Board of Directors. The Current Advisory Agreement contains identical provisions.

The New Advisory Agreement will include direct authorization for Resolute to pay commissions on securities transactions to broker-dealers furnishing research services in an amount higher than the lowest available rate if Resolute determines in good faith that the amount is reasonable in relation to the brokerage and research services provided (as required by Section 28(e) of the Securities Exchange Act of 1934), viewed in terms of the particular transaction or Resolute's overall responsibilities with respect to accounts as to which it exercises investment discretion. The term brokerage and research services will be defined to include (a) providing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto, such as clearance, settlement, and custody. The Current Advisory Agreement contains identical provisions.

Research services furnished by broker-dealers effecting securities transactions for the Fund will be able to be used by Resolute for all advisory accounts pursuant to the New Advisory Agreement. The Current Advisory Agreement contains an identical provision. However, Resolute might not use all such research services in managing the Fund's portfolio. In Resolute's opinion, it will not be possible to measure separately the benefits from research services to the advisory account. Because the volume and nature of the trading activities of advisory accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by the advisory account for brokerage and research services will vary. However, Resolute believes the total commissions the Fund pays will not be disproportionate to the benefits it receives on a continuing basis. The Current Advisory Agreement contains identical provisions and FPA has made identical conclusions.

Resolute will attempt to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or amount of securities available to the Fund. The main factors considered in such allocations will be the respective investment objectives, the relative amount of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinion of the persons responsible for recommending the investments. FPA makes similar attempts and takes into account similar considerations when operating under the Current Advisory Agreement.

Brokerage commissions paid by the Fund on portfolio transactions for the fiscal year ended December 31, 2005, totaled $374,972. During the last fiscal year, $349,495 of commissions were paid on transactions having a total value of $256,500,876 to brokers selected because of research services provided to FPA. Had Resolute been the adviser during this period, the brokerage commissions paid by the Fund would have been the same.

Other Information Concerning FPA and Resolute

Resolute is a Delaware limited liability company and intends to be registered with the Securities and Exchange Commission as a registered investment adviser prior to October 1, 2006. Since Resolute is a recently formed company and has no operating history, there can be no assurances that unforeseen events or transactions will not impair the financial ability of Resolute to fulfill its commitment to the Fund under the New Advisory Agreement. The management committee of Resolute is comprised of two Managing Members, J. Richard Atwood and Robert L. Rodriguez (Messrs. Atwood and Rodriguez are currently the sole principals of FPA). Mr. Rodriguez has served as a director, principal, and Chief Executive Officer of FPA for the last five years. Mr. Atwood has served as a director, principal, and Chief Operating Officer of FPA for the last five years. The address of Resolute is 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064-1550. No member of Resolute owns more than 25% of its outstanding equity, except for Mr. Rodriguez who owns 30%. The members who own 10% or more of Resolute's outstanding equity are Mr. Atwood, Dennis M. Bryan, Rikard B. Ekstrand, and Steven T. Romick. The members who own less than 10% are Thomas H. Atteberry, Eric S. Ende, and Steven R. Geist.

The Fund paid no brokerage commissions to FPA, Resolute, or any of their affiliates during the Fund's most recently completed fiscal year. There were no other material payments by the Fund to Resolute or any of its affiliates during that period.

Resolute is expected to provide investment advisory services to certain other funds that may have investment objectives and policies similar to those of the Fund. Exhibit C lists other funds proposed to be advised by Resolute, the net assets of those funds and the management fees FPA received from those funds during the fiscal years ended on the dates noted.

Other Information Regarding the Option Agreement and Related Transaction

Under the Option Agreement, Resolute has an option, exercisable from July 1, 2006 to August 1, 2006, to acquire various operating assets of FPA (the "Purchased Assets"). The Option Agreement also permits Resolute to assume the current office space of FPA and to solicit current FPA employees to become employees of Resolute. Under the Option Agreement, if the option is exercised, the Key Principals are permitted to and would intend to terminate their employment with FPA and simultaneously begin employment with Resolute. Purchased Assets include: all of FPA's tangible assets, including FPA Fund Distributors, Inc., books and records, telephone and facsimile listings, current and prospective client lists and vendor information, as well as the rights to the name "First Pacific Advisors," FPA's website address, and content and other intellectual property of FPA. Beginning on January 1, 2006, the Option Agreement permits Resolute to solicit the current advisory clients of FPA, including your Fund and the other FPA Funds, to become clients of Resolute, although these advisory contracts are not assigned to Resolute. The Transaction contemplated under the Option Agreement would be consummated on the Closing Date. The Option Agreement provides that, if the option is exercised, Resolute will pay a purchase price for the Purchased Assets equal to their fair market value (to be determined by a third party investment banking firm) as of September 30, 2006. Resolute has prepared a pro forma balance sheet as of October 1, 2006, that takes into account its financial condition after the Transaction. A copy of this balance sheet is attached hereto as Exhibit D. Prior to the Closing Date, the Option Agreement requires that the Key Principals manage and operate FPA in accordance with past and prudent business practices and continue to satisfy their fiduciary duties to FPA's clients, including your Fund. Following the Closing Date, Resolute expects to conduct its business under the name "First Pacific Advisors".

Board Considerations and Recommendation

The New Advisory Agreement has been approved by the Fund's Board of Directors, including all of the Independent Board Members, at a meeting held on February 6, 2006. In so doing, the Directors acted in what they believe to be in the best interests of the shareholders of the Fund.

To assist the Board in its consideration of the New Advisory Agreement, Resolute and the Key Principals provided materials and information about Resolute, including its financial condition, asset management capabilities, organization, and the Transaction. The Independent Board Members, through their independent legal counsel, also requested and received additional information from FPA, Resolute, and the Key Principals in connection with their consideration of the New Advisory Agreement. The additional information was provided in advance of and at the meeting. The Board has been informed that Messrs. Ende and Geist, who currently serve as the Chief Investment Officer and the Fixed-Income Manager, respectively, for the Fund with day-to-day responsibility for the investment of the Fund's assets, would continue to serve in such capacities. The Board also reviewed certain pro forma financial information concerning Resolute, including Resolute's pro forma balance sheet as of October 1, 2006, which is attached as Exhibit D.

In approving the New Advisory Agreement and recommending that it be approved by the Fund's shareholders, the Directors have considered:

  (i)  The terms and conditions of the New Advisory Agreement;

  (ii)  The nature, quality, and extent of the advisory, management, and accounting services to be performed by Resolute for the Fund;

  (iii)  That the Key Principals and Resolute have advised the Board that following the Transaction, there is not expected to be any diminution in the nature, quality, and extent of services provided to the Fund and its shareholders, including compliance services;

  (iv)  Resolute's expressed intention to continue the investment operations of the Fund in Los Angeles as the Fund's and the other FPA Funds' adviser under the direction of current management personnel;

  (v)  The potential ability of Resolute to better retain and attract capable personnel to serve the Fund;

  (vi)  Resolute's expressed representation to the Board that it would assume any of FPA's liabilities under the Current Advisory Agreement from and after the Closing Date;

  (vii)  The fees and expenses borne by the Fund and the fact that the Fund's total advisory and administrative fees will not increase by virtue of the New Advisory Agreement, but will remain the same;

  (viii)  The historic investment performance of the Fund both on an absolute basis and as compared with a peer group of investment companies;

  (ix)  The capabilities, resources, and personnel of Resolute and the costs of the services to be provided and the profits to be realized by Resolute and its affiliates from the relationship with the Fund and the other FPA Funds;

  (x)  Comparative data as to advisory fees and expenses with a peer group of investment companies;

  (xi)  The financial resources of Resolute;

  (xii)  That Resolute and the Key Principals would derive benefits from the Transaction and that as a result, they have a financial interest in the matters that were being considered;

  (xiii)  That the Fund would not bear the cost of obtaining shareholder approval of the New Advisory Agreement; and

  (xiv)  Such other information and factors as the Directors believe to be relevant.

Certain of these considerations are discussed in more detail below.

The Board of Directors considered Resolute's specific responsibilities in all aspects of day-to-day investment management of the Fund. The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel at Resolute to be involved in the day-to-day activities of the Fund. The Board also considered the resources and compliance structure of Resolute, including information regarding its proposed compliance program and Resolute's business continuity plan. The Board noted the Key Principals' experience and past compliance with the investment policies and restrictions of the Fund. The Board also considered the prior relationship between the Key Principals and the Fund, as well as the Directors' knowledge of the Key Principals' past operations at FPA. The Board of Directors concluded that Resolute will have the quality and depth of personnel, resources, investment methods, and compliance policies and procedures essential to performing its duties under the New Advisory Agreement and that the nature, overall quality, cost and extent of such management services will be satisfactory and reliable. The Board also took into consideration the benefits to be derived by Resolute from arrangements under which it may receive research services from brokers to whom the Fund's brokerage transactions are allocated as described above, under "Portfolio Transactions and Brokerage."

In evaluating the costs of the services to be provided by Resolute under the New Advisory Agreement and the profitability to Resolute of its relationship with the Fund, the Board considered, among other things, whether advisory and administrative or management fees or other expenses would change as a result of the Transaction. Based on their review of the materials provided and the assurances they had received from the Key Principals and Resolute, the Board determined that the Transaction would not increase the fees payable for advisory and administrative or management services and that overall Fund expenses were not expected to increase as a result of the Transaction. The Board noted that it was not possible to predict how the Transaction would affect Resolute's profitability from its relationship with the Fund and the other FPA Funds, but that they had been satisfied in their most recent review of the Current Advisory Agreement that the adviser's level of profitability from its relationship with the Fund was not excessive. The Board noted that they expect to continue to receive adviser profitability information and thus be in a position to evaluate whether any adjustments in Fund fees would be appropriate.

The Board further considered the extent to which economies of scale may be realized as the Fund grows. Among other factors, the Board considered FPA's current, and Resolute's expected, business operations and expense structures, the level of complexity associated with managing the Fund's assets, FPA's historical allocated costs associated with managing the Fund, and the uncertainties associated with FPA's or Resolute's future costs in managing the Fund. The Board concluded that the New Advisory Agreement and the Current Advisory Agreement both adequately share any available economies of scale with the Fund. The Board also concluded that there would be no further economies of scale to be shared by Resolute from its anticipated business operations at current Fund asset levels and that the Board expects to continue receiving costs and similar information from Resolute to assess whether it may be appropriate in the future to introduce advisory fee or additional breakpoint discounts to enable the Fund's shareholders to benefit from future economies of scale that may be recognized by Resolute in its business operations.

In their deliberations, the Board did not identify any particular information that was all-important or controlling, and each Director attributed different weights to the various factors. The Directors evaluated all information available to them only with respect to this Fund. The Board, including a majority of the Independent Board Members, concluded that the terms of the New Advisory Agreement are fair and reasonable, that the fees stated therein are reasonable in light of the services to be provided to the Fund, and that the New Advisory Agreement should be approved and recommended to Fund shareholders.

Section 15(f) of the 1940 Act

In order to conform with the "safe harbor" provisions of Section 15(f) of the 1940 Act with respect to the Transaction, Resolute has agreed that it will use its reasonable best efforts (i) for a period of two years after the Transaction, to ensure that there would not be imposed on the Fund an "unfair burden" (as defined in the 1940 Act) as a result of the Transaction, and (ii) for three years after the Transaction, to ensure that at least 75% of the members of the Board of Directors are not "interested persons" of Resolute. At the request of the Board, Resolute has undertaken to pay, or reimburse the Fund for, all incremental costs or expenses incurred by the Fund in connection with the Transaction. Thus, Resolute will pay the costs of this Proxy Statement and of the proxy solicitation.

The Board recommends that shareholders vote FOR a New Advisory Agreement proposed to take effect on or about October 1, 2006.

4. OTHER MATTERS

The proxy holders have no present intention of bringing before the Meeting for action any matters other than those specifically referred to in the foregoing, and in connection with or for the purpose of effecting the same, nor has the management of the Fund any such intention. Neither the proxy holders nor the management of the Fund are aware of any matters which may be presented by others. If any other business shall properly come before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

Voting Requirements

A quorum of shareholders is required to take action at this Annual Meeting of Shareholders. For purposes of this Meeting, a quorum is present to transact business on a proposal if the holders of a majority of the outstanding shares of the Fund entitled to vote on the proposal are present in person or by proxy. The shares represented by a proxy that is properly executed and returned will be considered to be present at the Meeting.

Based on the Fund's interpretation of Delaware law, abstentions on a proposal set forth herein will have the same effect as a vote against the proposal. Under the rules of the NYSE, brokers who hold shares in street name for customers do not have the authority to vote on Proposal 3 if they have not received instructions from beneficial owners. However, brokers who hold shares in street name for customers do have the authority to vote on Proposals 1 and 2 if they have not received instructions from beneficial owners (as well as other proposals that do not "affect substantially" a shareholder's rights or privileges, including adjournment of the Meeting).

Approval of Proposals 2 and 3 each requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. Under applicable law, the vote of "a majority of the outstanding voting securities" means the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of shares representing more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund.

Approval of the proposals will occur only if a sufficient number of votes at the Meeting are cast FOR that proposal. Abstentions and broker non-votes will be treated as shares voted against a proposal. Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, the Fund may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote. The Fund also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.

Shareholder Proposals

Any shareholder proposal to be considered for inclusion in the Fund's proxy statement and form of proxy for the 2007 annual meeting of shareholders should be received by the Secretary of the Fund no later than November 30, 2006. Under the circumstances described in, and upon compliance with, Rule 14a-4(c) under the Securities Exchange Act of 1934, the Fund may solicit proxies in connection with the 2007 annual meeting that confer discretionary authority to vote on any shareholder proposals of which the Secretary of the Fund does not receive notice by February 13, 2007.

Adjournment

In the event that sufficient votes in favor of the proposals set forth herein are not received by the time scheduled for the Meeting, the persons named as proxies may move one or more adjournments of the Meeting for a period or periods of not more than 30 days in the aggregate to permit further solicitation of proxies with respect to any such proposals. Any such adjournment will require the affirmative vote of a majority of the shares present at the Meeting. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote which have voted in favor of such proposals. They will vote against any such adjournment those proxies which have voted against any of such proposals.

By Order of the Board of Directors

Sherry Sasaki

Secretary

March 30, 2006

PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY, AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE YOUR PROXY BY TELEPHONE OR OVER THE INTERNET.

EXHIBIT A

SOURCE CAPITAL, INC.
AUDIT COMMITTEE CHARTER

Organization

This Charter governs the operations of the Audit Committee. The Committee shall review and reassess the Charter at least annually and obtain the approval of the Board of Directors. The Committee shall be appointed by the Board of Directors and shall comprise at least three Directors, each of whom is independent of the Adviser and its affiliates and the Company.

Members of the Committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from the Adviser and the Company. No member shall be an "interested person" of the Company under the Investment Company Act of 1940 ("Act"). To be considered independent, a member may not, other than in his or her capacity as a member of the Board, the Committee or any other committee of the Board, accept any consulting, advisory or other compensatory fee from the Company or the Adviser or any of its affiliates.

All Committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the Committee. It is expected that, under normal circumstances, the Board will designate at least one qualified member of the Committee as an "audit committee financial expert" under regulations adopted by the Securities and Exchange Commission ("SEC"). This designation will not reduce the responsibility of the other Committee members, nor will it increase the designee's duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the Committee and of the Board.

If the Board has not designated a Chair of the Committee, the members of the Committee may designate a Chair by majority vote of the full Committee membership. The Committee will hold regular meetings at least twice annually. Special meetings may be called at any time by any member of the Committee or at the request of the Company's independent auditors. The Chair will cause notice of each meeting, together with the agenda and any related materials, to be sent to each member. The presence of a majority of the members will constitute a quorum. The Chair will report the actions taken by the Committee to the Board of Directors and such report shall be included in the minutes of the Board meeting.

Statement of Policy

The Audit Committee shall provide assistance to the Board of Directors in fulfilling its oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by the Adviser and the Board. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, the independent auditors and the Adviser of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company. The Committee may retain special counsel and other experts or consultants at the expense of the Company.

Responsibilities and Processes

The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of its activities to the Board. The Adviser is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements on an annual basis. The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring process of the Audit Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

• The Committee shall have a clear understanding with the Adviser and the independent auditors that the independent auditors are ultimately accountable to the Audit Committee and the Board as representatives of the Company's shareholders. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The Committee shall discuss with the auditors their independence from the Adviser and the Company and the matters included in the written disclosures required by the applicable laws, rules and positions, including those of the Securities and Exchange Commission and accounting oversight boards. Annually, the Committee shall review and recommend to the Board the selection of the Company's independent auditors, subject to shareholders' approval, if required.

A-1

• The Committee shall pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the independent auditors' independence. The pre-approval requirement will extend to all non-audit services provided to the Company, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Company, if the engagement relates directly to the operations and financial reporting of the Company; provided, however, that an engagement of the Company's independent auditors to perform attest services for the Company, the Adviser or its affiliates required by generally accepted auditing standards to complete the examination of the Company's financial statements (such as an examination conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants), will be deemed pre-approved if: (i) the Company's independent auditors inform the Audit Committee of the engagement, (ii) the Company's independent auditors advise the Audit Committee at least annually that the performance of this engagement will not impair the independent auditor's independence with respect to the Company, and (iii) the Audit Committee receives a copy of the independent auditor's report prepared in connection with such services. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting.

• The Committee shall discuss with the independent auditors the overall scope and plans for their respective audits, including fees and the adequacy of staffing. Also, the Committee shall discuss with the Adviser and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk and legal and ethical compliance programs. Further, the Committee shall meet separately with the independent auditors, without the Adviser present, to discuss the results of their examinations.

• The Committee shall review with the Adviser the semiannual financial statements prior to the issuance of the Company's Semiannual Report to Shareholders. The Chair of the Committee may represent the entire Committee for the purposes of this review.

• The Committee shall review with the Adviser and the independent auditors the financial statements to be included in the Company's Annual Report to Shareholders, including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

• The Committee shall review and take any measures it deems appropriate to address any complaints or reports provided to the Company or the Committee related to any Company accounting or auditing matter or any potential violation of law. Also, the Committee shall review and take any measures it deems appropriate to address any complaints or reports provided by employees of the Company's investment adviser or its affiliates concerning any such matters.

A-2

EXHIBIT B

Form of New Advisory Agreement

AGREEMENT, dated _______________, between SOURCE CAPITAL, INC., a Delaware company hereinafter called "Source"), and RESOLUTE, LLC, a Delaware limited liability company (hereinafter called the "Adviser").

W I T N E S S E T H:

WHEREAS, Source and the Adviser wish to enter into an Agreement setting forth the terms on which the Adviser will perform certain investment advisory and management services for Source.

NOW, THEREFORE, in consideration of the premises and covenants hereinafter contained, Source and the Adviser agree as follows:

1. EMPLOYMENT OF ADVISER

Source hereby employs the Adviser to manage the investment and reinvestment of the assets of Source and to administer its affairs, to the extent described herein, subject to the supervision of the Board of Directors of Source, for the period and on the terms set forth in this Agreement. The Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth. The Adviser agrees to use its best efforts and judgment in the performance of its obligations hereunder. The Adviser shall, for all purposes herein, be deemed an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent Source in any way, or otherwise be deemed an agent of Source.

2. ADVISORY SERVICES

Subject to any general directions furnished by the Board of Directors of Source, the Adviser agrees to formulate and implement a continuing program for the management of the assets of Source and to determine from time to time what securities or other property shall be purchased or sold by Source, and the portion of its assets to be held in cash or cash equivalents, giving due consideration to, among other things, the policies of Source as expressed in Source's Certificate of Incorporation, By-Laws, Registration Statement under the Investment Company Act of 1940, as amended (the "1940 Act"), Registration Statement under the Securities Act of 1933, as amended (the "1933 Act"), and reports under the Securities Exchange Act of 1934 (the "1934 Act"), as well as to the factors affecting Source's status as a regulated investment company under the Internal Revenue Code of 1954, as amended. The Adviser shall obtain and evaluate such statistical, financial, and other information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the performance of its obligations hereunder.

3. OTHER SERVICES AND EXPENSES OF ADVISER

The Adviser, at its own expense, shall furnish to Source:

  (a)  Office space, furniture, equipment and supplies, which may be the same as occupied or used by the Adviser.

  (b)  Qualified personnel for administering the affairs, managing the investments, and preparing and maintaining the books of account, records, reports and tax returns of Source, except as specified in Section 4 hereof.

  (c)  Adequate facilities and qualified personnel for the placement with broker-dealers of orders for the purchase and sale of portfolio securities for Source.

  (d)  Members of the Adviser's organization to serve without compensation from Source as officers or agents of Source, if desired by Source.

  (e)  Daily determination of total net assets.

  (f)  General purpose accounting forms, supplies, stationery and postage and telephones and utilities relating to the obligations of the Adviser hereunder.

4. EXPENSES OF SOURCE

Except to the extent expressly assumed by the Adviser herein, Source will pay all costs and expenses in connection with its operations. Without limiting the generality of the foregoing, Source shall pay the following costs and expenses:

  (a)  Fees and charges of independent accountants, custodian and depository and legal counsel for Source.

  (b)  Fees and charges of Source's transfer agent, including the costs of maintaining Source's shareholder account books and records, dividend disbursing agent and registrar, if any.

  (c)  Costs of designing, printing, engraving and issuing certificates representing shares of Source.

  (d)  Expenses, including fees and disbursements of counsel, in connection with litigation by or against Source.

  (e)  Taxes, including franchise, income, issue, transfer, business license and other corporate fees payable by Source to Federal, State or other governmental agencies.

  (f)  Premiums for the fidelity bond maintained by Source pursuant to Section 17 of the 1940 Act and for any errors and omissions insurance policy maintained by Source.

  (g)  Dues for Source's membership in trade organizations.

  (h)  Interest on indebtedness, if any, incurred by Source.

  (i)  Costs of designing, printing and mailing periodic and other reports to shareholders, proxy statements, dividend notice and other communications to Source's shareholders.

  (j)  Expenses of meeting of shareholders and directors.

  (k)  Brokers' commissions, issue and transfer taxes, and other costs chargeable to Source in connection with security transactions to which Source is a party or with securities owned by Source.

  (l)  Fees and expenses in connection with maintaining registration of Source and complying with the requirements of the Securities and Exchange Commission under the 1940 Act, the 1933 Act, the 1934 Act.

  (m)  Advertising and public relations expenses.

The advisory fee payable hereunder has been negotiated on the understanding, and the parties hereto agree, that the Adviser has received, and shall continue to receive, supplementary research and other information from broker-dealers which execute portfolio transactions for Source.

5. COMPENSATION OF ADVISER

For the services to be rendered and the charges and expenses assumed by the Adviser herein, Source shall pay to the Adviser, in monthly installments, payable as soon as practicable and within five (5) days following the end of each month, a percentage of the total net assets of Source on the last business day of such month, computed as follows:

  (a)  The monthly fee shall be 1/12th of the annualized percentage indicated below. The annualized percentage shall be determined by the total net assets of Source determined on the last business day of such month in accordance with the following table.

FEE SCHEDULE - ANNUALIZED PERCENTAGE

0.725% for the first $100 million of total net assets of Source;

0.700% for the next $100 million of total net assets of Source; and

0.675% for total net assets of Source over $200 million.

  (b)  For the purpose of this Section 5, "total net assets" shall be determined at the close of business of the New York Stock Exchange on the last business day of each month.

  (c)  The advisory fee shall be payable for the period commencing on the date hereof and ending on the date of termination hereof. If the Agreement is terminated, the fee shall be prorated for any fraction of a month at termination.

The advisory fee payable hereunder shall be reduced by an amount which is equivalent to any solicitation fees received by the Adviser, or any affiliated person of the Adviser, in connection with a tender of portfolio securities of Source in acceptance of an exchange or tender offer. The Adviser shall use its best efforts to recapture any available solicitation fees.

The Adviser also agrees to reduce the fee payable hereunder by the amount by which certain operating expenses of Source (after the exclusions described below and after reflecting any advisory fee reduction provided for in the preceding paragraph) for any fiscal year shall exceed 1 1/2% of the first $30,000,000 of average total net assets, and 1% of the remaining average total net assets, of Source as determined monthly on the last business day of each month. For purposes of this expense limitation provision, the following expenses shall be excluded from total operating expenses in computing "certain operating expenses": (i) interest, (ii) taxes, (iii) any expenditures pursuant to Section 6 hereof for brokerage and research services, and (iv) any uncapitalized legal expenses of Source relating to specific portfolio securities or to any proposed acquisition or disposition thereof, and (v) any extraordinary expenses, such as those of litigation, merger, reorganization, or recapitalization. All expenditures, including costs incurred in connection with the purchase, holding, or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, shall be accounted for as capital items and not as expenses. Any accrued advisory fee reduction under this expense limitation provision shall be withheld by Source from the fees paid hereunder. Any additional reduction computed at the end of the fiscal year shall be paid to Source within five days of the computation as a reduction of advisory fees paid during the fiscal year.

6. BROKERAGE AND RESEARCH SERVICES

The advisory fee payable hereunder has been negotiated on the understanding, and the parties hereto agree, that the Adviser has received, and shall continue to receive, supplementary research and other information from brokers and dealers which execute portfolio transactions for Source. The Adviser may employ, retain, or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Adviser or Source with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities or such other information, advice or assistance as the Adviser may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or otherwise helpful to Source, or in the discharge of Adviser's overall responsibilities with respect to any other accounts which it might serve as investment adviser. The Adviser and any person performing executive, administrative or trading functions for Source, whose services were made available to Source by the Adviser, are specifically authorized to allocate brokerage and principal business to firms that provide such services or facilities and to cause Source to pay a member of a securities exchange, or any other securities broker or dealer, an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if the Adviser or such person determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such member, broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to the accounts as to which Adviser exercises investment discretion (as that term is defined in Section 3(a)(35) of the Securities Exchange Act of 1934).

7. OTHER ACTIVITIES

The Adviser may perform investment advisory, management or distribution services for other investment companies and other persons or companies, and affiliates of the Adviser may engage in other related or unrelated businesses. Except as otherwise required by the Investment Company Act of 1940, any of the shareholders, directors, officers and employees of Source may be a shareholder, director, officer or employee of, or be otherwise interested in, the Adviser, and in any person controlled by or under common control with the Adviser, and the Adviser, and any person controlled by or under common control with the Adviser, may have an interest in Source.

8. LIABILITY OF ADVISER

Neither the Adviser nor any of its officers, directors or employees, nor any person performing executive, administrative or trading functions for Source whose services were made available to Source by the Adviser, shall be liable for any error of judgment or mistake of law or for any loss suffered by Source in connection with the matters to which this Agreement relates, except for loss resulting from willful misfeasance, bad faith or negligence in the performance of its or his duties, on behalf of Source or from reckless disregard by the Adviser or any such person of the duties of the Adviser under this Agreement. Without limiting the generality of the foregoing, neither the Adviser nor any such person shall be deemed to have acted unlawfully or to have breached any duty to Source under State or Federal law in effect at the date of the enactment of Section 28(e) of the Securities Exchange Act of 1934 solely by reason of having caused Source to pay a member of any securities exchange or any other securities broker or dealer, an amount of commission for effecting a securities transaction in excess of the commission another member of a securities exchange or another securities broker or dealer would have charged for effecting that transaction if the Adviser or such person determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to the account as to which the Adviser exercises investment discretion.

9. TERM OF AGREEMENT

This Agreement shall continue in effect to ____________. It may be continued in effect thereafter by mutual consent, provided that such continuance shall be specifically approved at least annually by (i) the Board of Directors of Source, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of Source, and (ii) by a majority of directors who are not parties to this Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

10. TERMINATION OF AGREEMENT

This Agreement may be terminated at any time, without payment of any penalty, by the Board of Directors of Source or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of Source, on sixty (60) days' written notice to the Adviser, or by the Adviser on like notice to Source. This Agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act).

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day of year first above written.

SOURCE CAPITAL, INC.

By:

Eric S. Ende,
President

RESOLUTE, LLC

By:

J. Richard Atwood,
Managing Member

EXHIBIT C

Other Funds to be Advised by Resolute

The New Advisory Agreement permits Resolute to render advisory services to others, and Resolute anticipates serving as investment adviser to the following funds, including the Fund. Resolute will also advise institutional accounts.

Name of Fund	Type of Fund	Net Assets (as of December 31, 2005)	Annual Advisory Fees	Financial Services	Advisory Fees and Financial Services (for each Fund's last fiscal year)
FPA Capital Fund, Inc.	Open-end investment company	$2,122,290,014	0.75% of the first $50 million of average daily net assets and 0.65% of the average daily assets in excess of $50 million	Reimbursement up to 0.10% of average daily net assets	$10,331,065 and $1,581,702 as of 3/31/05

FPA Funds Trust's FPA Crescent Fund	Open-end investment company	$1,281,578,329	1.00% of average daily net assets	0.10% of average daily net assets	$7,616,377 and $761,638 as of 3/31/05

FPA New Income, Inc.	Open-end investment company	$1,698,053,151	0.50% of average daily net assets	None	$10,063,159 and $-0- as of 9/30/05

FPA Paramount Fund, Inc.	Open-end investment company	$398,813,312	0.75% of the first $50 million of average daily net assets and 0.65% of the average daily assets in excess of $50 million	Reimbursement up to 0.10% of average daily net assets	$1,861,950 and $278,761 as of 9/30/05

FPA Perennial Fund, Inc.	Open-end investment company	$490,409,691	0.75% of the first $50 million of average daily net assets and 0.65% of the average daily assets in excess of $50 million	Reimbursement up to 0.10% of average daily net assets	$2,494,616 and $376,095 as of 12/31/05

Source Capital, Inc.	Closed-end investment company	$619,973,031	0.725% of the first $100 million of total net assets, 0.700% of the next $100 million of total net assets and 0.675% of total net assets in excess of $200 million	None	$4,085,454 and $-0- as of 12/31/05

C-1

EXHIBIT D

FIRST PACIFIC ADVISORS, LLC

UNAUDITED

PRO FORMA CONSOLIDATED BALANCE SHEET
OCTOBER 1, 2006

ASSETS

Current assets:
Cash and cash equivalents	$2,000,000
Furniture, equipment and leasehold improvements, net	200,000
Goodwill	800,000
Total assets	$3,000,000

MEMBERS' EQUITY

Paid-in capital	$3,000,000

NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET

Note 1 – Pro Forma Consolidated Balance Sheet and Organization of the Company

This pro forma consolidated balance sheet gives effect to the financial position of First Pacific Advisors, LLC (the "Company," formerly known as Resolute, LLC) as of October 1, 2006, after completion of the Transaction described below and earlier in the proxy statement. The Company is an investment management firm registered under the Investment Advisers Act of 1940 and provides investment management and counseling services to institutional investors, including registered investment companies. The Company is a manager of domestic investment portfolios primarily specializing in the management of U.S. equities, cash and bonds. The Company had no significant operations prior to October 1, 2006.

The Company was established on July 13, 2004, as Resolute, LLC. On October 1, 2006, the Company commenced providing investment advisory services and changed its name to First Pacific Advisors, LLC, as the result of an option exercised by the principals and key investment professionals of First Pacific Advisors, Inc. ("Old FPA") on July 1, 2006. The option agreement provided for a new entity, the Company, owned by the principals and key investment professionals of Old FPA, to acquire certain assets and assume certain liabilities of that firm on October 1, 2006 from Old FPA's parent, Old Mutual (U.S.) Holdings Inc.

Note 2 – Summary of Significant Accounting Policies

The pro forma consolidated balance sheet includes the accounts of the Company and its wholly owned subsidiary, FPA Fund Distributors, Inc., a broker dealer which acts as principal underwriter and distributor for five open-end investment management companies managed by the Company. All intercompany balances and transactions have been eliminated.

Cash and Cash Equivalents – The Company includes as cash equivalents money market funds and deposits with major banks and commercial paper of companies with strong credit ratings in diversified industries with a remaining maturity of three months or less at the date of purchase.

Furniture, Equipment, Leasehold Improvement and Depreciation – Furniture and equipment are recorded at cost and are depreciated using the straight-line method over their estimated useful lives which range from three to five years. Additions and major renewals are capitalized. Maintenance, repairs and minor renewals are expensed as incurred. Leasehold improvements are amortized over the shorter of their estimated useful lives or the term of the lease.

Goodwill – Goodwill represents the value of certain intangible assets acquired by the Company in the Transaction described above in Note 1.

D-1

Directions: Il Moro Ristorante
11400 West Olympic Boulevard, Suite 1200, Los Angeles, California, Telephone (310) 575-3530
Entrance to parking lot on Purdue Avenue

405 Southbound:
Take Pico Blvd. exit. (Tennessee)
Go West on Tennessee.
Right on Purdue.
405 Northbound:
Exit on National Blvd.
Left on National. (West)
Right on Sawtelle. (North)
Left on Olympic.
Left on Purdue.	10 Westbound: Exit Bundy North. Right on Olympic. Right on Purdue. 10 Eastbound: Exit Centinela. (Pico) Go East on Pico. Left on Purdue.

map not to scale

If no direction is given, this proxy will be voted FOR Proposals 1, 2 and 3.	Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

	FOR	WITHHOLD AUTHORITY		FOR	AGAINST	ABSTAIN
1. To vote for the election of directors by Common and/or Preferred Stock:	☐	☐	2. Continuation of the Existing Advisory Agreement	☐	☐	☐

				FOR	AGAINST	ABSTAIN
			3. Approval of the New Investment Advisory Agreement	☐	☐	☐

Common Stock Directors	Preferred Stock Directors
01-Ende 02-Merrick 03-Rees 04-Sheehan	05-Altman 06-Schloemer

			4.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

To withhold authority to vote for any individual nominee strike a line through the nominee’s name listed above.

Signature(s) __________________________________________________________ Date: ______________, 2006
NOTE: Please sign as name appears above. When signing as attorney, executor, administrator, trustee for a corporation, please sign full title. For joint accounts, each owner must sign.

Ù FOLD AND DETACH HERE Ù

Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet http://www.proxyvoting.com/sor		Telephone 1-866-540-5760		Mail
Mark, sign and date your proxy card
Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR	and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.

PROXY

SOURCE CAPITAL, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints ERIC S. ENDE, DAVID REES, and WILLARD H. ALTMAN, JR., and each of them proxies with power of substitution, and hereby authorizes them to represent and to vote, as provided on the reverse side, all shares of Common Stock and Preferred Stock of the above Company which the undersigned is entitled to vote at the annual meeting to be held on Monday, May 1, 2006, and at any adjournments thereof. The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, dated March 2006.

(Continued, and to be marked, dated and signed, on the other side.)

Address Change/Comments (Mark the corresponding box on the reverse side)

Ù FOLD AND DETACH HERE Ù

You can now access your Source Capital account online.

Access your Source Capital shareholder account online via Investor ServiceDirect® (ISD).

Mellon Investor Services LLC, Transfer Agent for Source Capital, now makes it easy and convenient to get current information on your shareholder account.

• View account status • View certificate history • View book-entry information	• View payment history for dividends • Make address changes • Obtain a duplicate 1099 tax form • Establish/change your PIN

Visit us on the web at http://www.melloninvestor.com

Call 1-877-978-7778 between 9am-7pm
Monday-Friday Eastern Time